Exhibit 99.1

September 2026 Investor Presentation Cu self storage -----

2 The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company’s expectations will be achieved. Factors which could cause the Company’s actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company’s filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. This presentation contains certain non-GAAP financial measures, including Net Operating Income (NOI), Funds From Operations (FFO), and Funds From Operations, as adjusted (FFO, as adjusted). The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our annual report on Form 10-K and quarterly reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC. Safe Harbor Statement Use of Non-GAAP Financial Measures ® CuBESNIARr·

Introduction to CubeSmart 3 A high-quality portfolio in an attractive industry with proven returns 1. Period ended December 31, 2025 2. As of June 30, 2026 3. Market value of common equity and book value of debt as of June 30, 2026 4. Annual dividends declared for period ended December 31, 2025 1,287 Properties1 $12.5B Enterprise Value3 31% 5-year total shareholder return1 50% 5-year growth in FFO, as adjusted, per share1 $2.6B 5-year acquisition volume1 57% 5-year dividend growth4 1,534 Properties2 48.5M Total owned square feet2 6.6% 5-year same-store NOI CAGR1 Baa2/ BBB Credit Rating CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Why CubeSmart? 4 A company built to perform throughout all phases of the cycle Attractive Industry Well-diversified demand characteristics create strong industry fundamentals High Quality Portfolio Growing the platform through high-quality investments creating industry-leading portfolio demographics Operational Excellence Sophisticated operating platform drives efficiencies and meets evolving customer needs Cash Flow Generation Disciplined investment strategy in best-in-class assets paired with a conservative balance sheet generates stable cash flows Experienced Leadership Team Extensive self-storage and publicly traded REIT background with a successful track record of operating through various macroeconomic environments CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

5 Strong Corporate Governance Supporting the long-term interests of all shareholders Board Practices  The Board is composed of nine Trustees, including eight independent Trustees  Separate Board Chair & Chief Executive Officer  Regular executive sessions of independent Trustees  Annual Board & Committee self-evaluations  Share ownership guidelines for Executive Officers and Trustees  Anti-hedging and anti-pledging policies  Code of Business Conduct & Ethics for employees and Trustees  Risk oversight by Board and Committees  Wide range of relevant experience and qualifications among Trustees CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Governance Rating Consistently Among Best in REIT Sector ISS Corporate Governance Rating of 2, placing the Company in the top 20% of all publicly traded companies in terms of good corporate governance Shareholder Rights  Annual election of Trustees  Annual say-on-pay votes  Single voting class of stock  Shareholder right to call special meeting r------------------------------------------------------------------------------------------------------------------

A History of Growth Consistent execution on strategic objectives U-Store-It initial public offering 2004 2010 2011 2018 2021 2025 Acquired United Stor-All to establish the third-party management program Acquired 22-store Storage Deluxe portfolio located primarily in NYC for $560 million Opened 1,000th CubeSmart location Acquired 59-store Storage West portfolio in major southwest markets for $1.7 billion Acquired remaining 80% interest in 28-store HVP IV joint venture for $452.8 million 2006 2011 2012 2020 2024 Arrival of current management team Rebranded the company as CubeSmart Issued debut investment-grade unsecured senior notes Launched fully online rental platform, SmartRental Acquired 85% interest in 14-store portfolio in Dallas for $157.3 million 6 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance ~--------------------- ~--------------------- ~--------------------- ~--------------------- ~--------------------- ~--------------------- U•STORE•IT Storage West" HEITMAN

Quality-Driven Value Creation Strategy 7 Focus on quality throughout the platform Quality Platform Sophisticated, fully integrated platform focused on providing flexible and efficient service delivery to maximize property cash flows over the long term Quality Portfolio Disciplined investment strategy to grow our nationwide portfolio of best-in-class assets in core markets with strong demographics and demand profiles Quality Balance Sheet Investment-grade balance sheet provides flexibility to access a full array of capital sources to finance growth opportunities Quality Company Continued focus on corporate responsibility and risk management to ensure sustainable long-term growth CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance 8 g

Attractive Industry Dynamics 8 Strong sector fundamentals generate outsized long-term returns Dynamic Demand Wide range of needs drives demand for the product throughout all economic cycles Increasing Utilization Newly identified sources of demand have increased utilization and product awareness High Margins Low expense load & cap-ex requirements drive more cash flow to the bottom line Short-Term Leases Month-to-month leases allow for rapid repricing in response to changing economic conditions 102% 692% 0% 100% 200% 300% 400% 500% 600% 700% 800% 10-Year 15-Year Self-Storage REIT Average Return vs RMZ1 Storage REITs RMZ Index 1. Period ended December 31, 2025 2. Storage REIT straight average total return for CUBE, PSA, EXR & NSA CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Source: S&P Global Capital IQ 3. Storage REIT straight average total return for CUBE, PSA & EXR 2 3 ■ ■

Industry Backdrop 9 Current industry backdrop sets the stage for long-term future growth Fragmentation Fragmented ownership creates further opportunity for external growth and consolidation New Supply Development headwinds are reducing new deliveries, creating a tailwind for operational performance Long-Term Cash Flow Stability Proven track record of cash flow growth across cycles Housing Market 30-year low existing home sales are a current headwind to the seasonal segment of demand, but represents pent-up demand when trends normalize CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Diversified Portfolio in Quality Markets 10 National platform focused in core markets drives long-term value Owned NOI from top-40 MSAs1 States with Managed Stores Only States with Owned Stores 91% 197 Markets 41 States (& Washington DC) National Scale Exposure to secondary and tertiary markets through third-party management and joint ventures further diversifies the portfolio and leverages the operating platform Primary Markets Owned portfolio predominantly concentrated in core markets with strong demographics CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance 1. For the three months ended June 30, 2026 2. Map reflects portfolio as of June 30, 2026 ■ ■

Industry-Leading Demographics Generate Long-Term Value 11 Quality market focus creates a strong demand backdrop and cash flow stability 1. Source: Evercore ISI Research Report dated March 19, 2026 2. Total owned portfolio NOI for the three months ended June 30, 2026, market ranking by population per US Census Bureau 0 50 100 150 200 CUBE PSA EXR NSA Avg 3-Mile Population Density (000’s)1 65 75 85 95 105 115 CUBE PSA EXR NSA Avg 3-Mile Median Household Income (000’s)1 41% 81% 91% 0% 25% 50% 75% 100% Top 5 Markets Top 25 Markets Top 40 Markets % of Owned Store NOI Strong Demographics 2 A strategic focus on submarkets with attractive demographics for stable, long-term demand trends Mature Markets Larger core markets support more stable demand trends throughout the economic cycle CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

New York City Market Leader 12 Competitive advantage in the largest market is a key component of our long-term strategy Lowest Supplied Market Supply across the three key outer boroughs is 2.8 SF per capita2, the lowest nationally and less than half the national average of 7.2 SF per capita3. Supply pipeline is waning due to recent legislative changes removing self-storage eligibility for the ICAP tax incentive program Best-In Class Portfolio Our NYC stores make up the largest portfolio of purpose-built, Class-A properties in the outer boroughs that create vibrant billboards for our brand Unique Submarkets Each borough features a robust local economy with its own unique, stable demand drivers Portfolio Composition1 1. Total portfolio NOI for the three months ended June 30, 2026 2. Source: CubeSmart internal market research All Other Markets 3. Source: 2026 Self-Storage Almanac CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Brooklyn Queens Bronx Manhattan Staten Island Owned Managed <,5;\o Y)· •• • i,.'oo/o ~ •• 6.0% • -c..:::; [th;;;;=: 0. 9% Ort ern N WesfclJ J 4.3% O"i)!l'/ ester, S'(<JI)(/ ·-<% '-?% • • •• ·- • • • • •

Sophisticated Operating Platform Drives Efficiencies 13 Foundation of propriety solutions creates flexibility for the future Technological Platform Sophisticated foundational systems provide scalability for a fully-integrated experience across platforms Customer Capture Attract the greatest share of demand across all channels through cutting-edge strategies Dynamic Pricing Maximize revenue through real-time pricing decisions that balance occupancy and rate Service-Oriented Model Provide award-winning customer service to meet the many needs of our customers across all touchpoints, no matter how they prefer to interact with us Ongoing Optimization Continually test new strategies to evolve and capture further efficiencies CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Cloud-based Data Warehouse Utilize customer data to further optimize operations Proprietary HIVE Point of Sale System Flexible platform to manage customer interactions across all channels Optimization Throughout the Customer Journey 14 Thoughtful enhancements across all touchpoints for a fully integrated experience Reservation Rental Existing Customer Paid Search Bid on ~2+ million keywords Brand Marketing Further build brand awareness, making CUBE an operator of choice AI Generative Search Optimize web presence to be a trusted source across platforms Website Interact with 9 million visitors annually1 Sales Center Receive 935k calls annually1 RateSmart Leverage demand & elasticity trends to generate optimal pricing SmartRental ~40% of customers rent through SmartRental In-Store Teammates Provide high-level service for customers looking for an in-person experience CAM Video Agents Providing personal interaction even in a remote environment CubeSmart Mobile App Enhanced customer interaction Rate Increases Enhance revenue through optimized rate increases Digital Access Systems Smartphone gate access improves experience Research 1. Data for full year ended December 31, 2025 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance ---------------------------------------- e e 8 I) @ - 41 - e ----------------------------------------

3.1% 4.2% 3.5% 1.2% 2.5% 2.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 2025 3-Year Expense Growth Expense Growth since 2020 Average Same-Store Expense Growth1 Sector Average CUBE +190 bps better +170 bps better +60 bps better 15 1. One-, three-, and six-year average annual same-store expense growth as reported for years ended December 31, 2025, 2024, 2023, 2022, 2021, and 2020 . Sector average comprised of EXR, PSA and NSA CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Sector-leading expense control against an inflationary backdrop Focus on Efficient Operations ■ ■

Multi-Faceted External Growth Strategy Creates Long-Term Value 16 Building our portfolio through strategic investment and growth Development & Lease-Up Build and acquire purpose-built properties in top markets to generate elevated growth over the long term Third-Party Management Drive mutually-beneficial value creation by building additional scale and cash flow from our platform High-Quality Acquisitions Target acquisitions of well positioned, quality assets in markets with strong demographics and demand trends CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Value-Add Joint Ventures Generate outsized returns, reduce risk and enhance further diversification through acquisitions with partners

Robust Portfolio Growth 17 Strategically increasing the size of the platform Increase in stores on the platform since 2010 233% Customers across the portfolio, a 628k increase from 2010 819k 0 200 400 600 800 1000 1200 1400 1600 1800 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Wholly-Owned Joint Venture Managed 1,534 460 Multi-faceted growth strategy, leveraging all avenues to enhance scale and efficiencies 1. As of June 30, 2026 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance 1 ■ ■ ■

$6.2B Consolidated acquisitions since 2010 $2.1B Acquisitions from third-party management1 82% Acquisitions in top-25 MSAs1 Accretive Acquisitions Create Long-Term Value 18 Disciplined investment strategy to prudently build our portfolio Strong Demographics Focus on submarkets with attractive demographics and strong long-term demand characteristics Complement Existing Portfolio Continue to identify opportunities to improve coverage across core markets Platform Value-Add Placing new properties on the CubeSmart platform generates multi-year yield expansion Strategic Lease-up Opportunities Acquire properties in lease-up to generate elevated returns 1. Since 2010, as of June 30, 2026 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Strategic Joint Ventures Complement our Growth Strategy 19 Opportunistic investment with partners adds value to our portfolio strategy $914M Acquired in joint ventures1 48 Properties in existing ventures1 46 Properties acquired from JVs upon exit Strong Returns Fee revenue and promoted interests increase our return profile for transactions Investment Diversification Further diversify cash flow and exposure to markets outside of core acquisition strategy Opportunistic Unstabilized Acquisitions Spread investment capital across additional transactions through a minority investment while mitigating dilution through fees Acquisition Opportunities Build a network of partners to share industry insights and trends 1. Unconsolidated joint ventures as of June 30, 2026. Excludes two unconsolidated joint ventures acquired as a part of the Storage West transaction. CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Targeted Development Creates Long-Term Value 20 Enhancing our portfolio in select markets with flagship properties Partner with Local Developers Work with developers that have local market expertise and can source high-quality sites Focus on Top Markets Target projects in irreplicable infill locations that generate attractive long-term risk-adjusted returns Operational Expertise Leverage CubeSmart’s operating platform to optimally design and efficiently lease up new stores Refresh Portfolio Enhance the quality of our existing portfolio through purpose-built, trophy assets that showcase our brand $792M New development delivered1 $28M Projects in the pipeline2 100% Development in top-10 MSAs 1. Development deliveries as of June 30, 2026 (does not include acquisition at certificate of occupancy) 2. As of June 30, 2026 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Third Party Management Generates Additional Growth 21 Mutually beneficial relationships create long-term value for our shareholders 872 Properties1 $40M Management fee revenue2 265+ Relationships Enhanced Profitability Creates additional revenue streams through management, tenant insurance, and other fees Additional Scale Expands our national footprint and brand, increasing operational efficiencies Acquisition Pipeline Opportunity for relationship-driven transactions while utilizing our knowledge of the assets to reduce underwriting risk Industry Relationships Build a network of industry partners to share insights and trends 1. As of June 30, 2026 2. For the year ended December 31, 2025 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Disciplined Balance Sheet Strategy 22 Ensuring stability while funding growth 340,375 550,000 404,300 800,843 450,000 500,000 450,000 - 200,000 400,000 600,000 800,000 1,000,000 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Debt Maturity Schedule1 (000’s) Secured Debt Unsecured Debt Unsecured Revolving Credit Facility 5.0x Net Debt/ EBITDA1 6.4x Fixed Charge Coverage Ratio1 $1.0B Revolving Line of Credit1 4.2 years Weighted Average Maturity1 87.0% % Fixed Rate Debt1 3.34% Weighted Average Interest Rate1 Capital raised over the last five years $2.5B Investment-grade balance sheet, with well-staggered maturities and conservative leverage levels, provides access to a full range of attractively-priced capital sources to fund our growth BBB/Baa2 $12.5B Enterprise Value1 27.8% Total Debt/ Enterprise Value1 S&P/Moody’s Investment-grade credit rating CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance 1. As of June 30, 2026 1 ■ ■ ■

2026 Financial Highlights 23 0.7% Same-Store Revenue Growth 5.1% Same-Store Expense Growth (1.1)% Same-Store NOI Growth Full Year Outlook2 0.50% to 1.25% Same-store revenue growth 3.25% to 4.50% Same-store expense growth (1.00%) to 0.25% Same-store NOI growth $2.54 to $2.60 FFO, as adjusted, per share  Established a 15% ownership position in a newly-formed joint venture that acquired its initial store during the first quarter for a purchase price of $13.6 million  Entered into an agreement to contribute 15 wholly-owned stores to a newly-formed joint venture for an agreed-upon value of $197.0 million. Upon closing, we will own a 20% interest in the joint venture  Opened for operation one development property for a total cost of $28.0 million  Added 58 stores to our third-party management platform, bringing our total third-party managed store count to 872 as of June 30, 2026  Repurchased 2.0 million common shares of beneficial interest through our share repurchase program for $75.8 million at an average purchase price of $37.90 per share 2026 Highlights $13.6M Acquisitions in Joint Venture 58 Stores added to the management platform $0.63 2q26 FFO, as adjusted, per share 1. Year-to-date as of June 30, 2026 2. 2026 outlook last updated as of our earnings release dated July 30, 2026 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Year-to-date Results1 ~----------------------------------~

Same-Store Operational Update 24 88.0% 89.0% 90.0% 91.0% 92.0% 93.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same-Store Occupancy1 2025 2026 0 5,000 10,000 15,000 20,000 25,000 30,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same-Store Rentals1 2025 2026 - 5,000 10,000 15,000 20,000 25,000 30,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same-Store Vacates1 2025 2026 90.3% +50 bps YOY 1. Results for the 2026 same-store pool CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Year-to-date performance as of August 31st ■ ■ ■ ■

Consistent Earnings Outperformance 25 FFO per share growth above the sector average over the past three years Consistent outperformance driven by: Sophisticated Operating Platform Maximizing revenue through innovative & efficient execution Expense Control Sector-leading same-store expense control, 190 bps lower than the peer average2 Disciplined Capital Allocation Creative capital deployment focused on long-term value creation Conservative Balance Sheet Strategy Cash flow stability throughout the cycle 0.0% 0.8% 2.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% One-Year Two-Year Three-Year FFO, as adjusted, Per Share Growth vs Sector Average1 2023-2025 CUBE Relative Growth 1. Represents the difference in average annual FFO, as adjusted, per share growth of CUBE and the Sector for the one-, two-, and three-year periods ended December 31, 2025. Sector is comprised of EXR, PSA, and NSA. 2. Three-year average for the years ending December 31, 2025, 2024 and 2023. Sector average comprised of EXR, PSA and NSA. CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance ■

Long-Term Cash Flow Growth 26 A consistent history of sharing our growth with our shareholders $- $0.50 $1.00 $1.50 $2.00 $2.50 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Annual Dividend per Share +203% $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 FFO, as adjusted, per share +106% CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Sixteen consecutive years of dividend increases, the longest active streak among storage REITs

Why CubeSmart? 27 A company built to perform throughout all phases of the cycle Attractive Industry Well-diversified demand characteristics create strong industry fundamentals High Quality Portfolio Growing the platform through high-quality investments creating industry-leading portfolio demographics Operational Excellence Sophisticated operating platform drives efficiencies and meets evolving customer needs Cash Flow Generation Disciplined investment strategy in best-in-class assets paired with a conservative balance sheet generates stable cash flows Experienced Leadership Team Extensive self-storage and publicly traded REIT background with a successful track record of operating through various macroeconomic environments